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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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      Date of report (Date of earliest event reported): September 18, 2003

                        HEADWAY CORPORATE RESOURCES, INC.
             (Exact Name of Registrant as Specified in Its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



                  1-16025                             75-2134871
         (Commission File Number)        (I.R.S. Employer Identification No.)

                  317 MADISON AVENUE
                  NEW YORK, NEW YORK                      10017
       (Address of Principal Executive Offices)         (Zip Code)

                                 (212) 672-6501
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 3.      BANKRUPTCY OR RECEIVERSHIP.

           As previously disclosed, on July 1, 2003, Headway Corporate Resources, Inc. (the "Company") filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Company remained in possession of its assets and properties, and continued to operate its businesses and manage its properties as a "debtor-in-possession" pursuant to the Bankruptcy Code during the pendency of its bankruptcy case. This filing did not include any of the Company's subsidiaries.

           On August 8, 2003, the Company received approval from the Bankruptcy Court of its Disclosure Statement (the "Disclosure Statement"). The Disclosure Statement was attached as Exhibit 99.3 to the Company's Current Report on Form 8-K filed on July 1, 2003.

           On September 18, 2003, the Bankruptcy Court entered an order (the "Confirmation Order") confirming the Company's pre-arranged chapter 11 plan of reorganization (the "Plan"). A copy of the Confirmation Order, with a copy of the Plan as confirmed attached thereto, is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

           The following is a summary of the matters to occur pursuant to the Plan. This summary only highlights certain of the substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan. This summary is qualified in its entirety by reference to the full text of the Plan.

           The Plan provides for a financial restructuring (the "Restructuring") of the Company's senior and subordinated indebtedness. The Restructuring involves a significant reduction of the outstanding indebtedness and a conversion of the balance of such indebtedness into 100% of the Company's equity. Pursuant to the Plan, the holders of the Company's senior indebtedness under its senior credit facility will receive new senior secured notes in the aggregate principal amount of $25.0 million and 100% of the Company's common stock, the holders of the Company's senior subordinated notes will receive new subordinated notes in the aggregate principal amount of $1.0 million convertible into 5% of the common stock of the Company, and the currently outstanding shares of the Company's common and preferred stock will be cancelled without any distribution to be made to the holders of such shares. Except for the agreed upon distribution to the senior creditors and subordinated note holders, the Plan provides for no distribution on any other general unsecured claims. Administrative expense claims and priority claims will be paid in full.


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           Information regarding the assets and liabilities of the Company is hereby incorporated by reference to the Company's monthly operating report attached as Exhibit 99.1 to the Company's Current Report on Form 8-K filed on September 15, 2003.

           The effective date of the Plan was September 19, 2003, and the Company will be filing a Form 15 with the Securities and Exchange Commission to withdraw the registration of its common stock under the Securities Exchange Act of 1934, as amended.



ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

           (c)       Exhibits

           Exhibit 2.1 - Bankruptcy Court Order, dated September 18, 2003, confirming the Company's Plan of Reorganization and such Plan of Reorganization.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 19, 2003
                                               HEADWAY CORPORATE RESOURCES, INC.



                                               By: /s/ Barry S. Roseman
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                                                     Name:  Barry S. Roseman
                                                     Title: President




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                                  EXHIBIT INDEX

Exhibit                            Description
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2.1            Bankruptcy Court Order, dated September 18, 2003, confirming the
               Company's Plan of Reorganization and such Plan of Reorganization.










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